SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Jul-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-02             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jul-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Jul-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Jul-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jul-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  315,500,000    294,456,083    8,809,491    1.52500%       374,205
 A-2  210,750,000    202,000,118    3,439,224    1.50500%       253,342
A-IO  273,650,000    258,157,225        0        6.96500%      1,757,914
 M-1  36,000,000     36,000,000         0        2.03500%       61,050
 M-2  20,500,000     20,500,000         0        2.93500%       50,140
 M-3   9,400,000      9,400,000         0        3.13500%       24,558
 B-1  18,750,000     18,750,000         0        4.28500%       66,953
 B-2   7,850,000      7,850,000         0        5.28500%       34,573
 B-3   6,250,000      6,250,000         0        5.33500%       27,786
  X   625,000,050    598,822,668        0                          0
  R       50              0             0        1.50500%          0
Total 625,000,050    595,206,202   12,248,715                  2,650,520

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         9,183,696         0      285,646,592
 A-2      N/A         3,692,566         0      198,560,895
A-IO      N/A         1,757,914         0      251,787,893
 M-1      0.00         61,050           0       36,000,000
 M-2      0.00         50,140           0       20,500,000
 M-3      0.00         24,558           0       9,400,000
 B-1      0.00         66,953           0       18,750,000
 B-2      0.00         34,573           0       7,850,000
 B-3      0.00         27,786           0       6,250,000
  X       N/A             0             0      587,897,867
  R       N/A             0             0           0
Total     0.00       14,899,235         0      582,957,487

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NYZ6     27.92231794   1.18606849  29.10838643
 A-2   22541NZA0     16.31897428   1.20209642  17.52107070
A-IO   22541NZB8     0.00000000    6.42395059   6.42395059
 M-1   22541NZD4     0.00000000    1.69583333   1.69583333
 M-2   22541NZE2     0.00000000    2.44583317   2.44583317
 M-3   22541NZF9     0.00000000    2.61250000   2.61250000
 B-1   22541NZG7     0.00000000    3.57083360   3.57083360
 B-2   22541NZH5     0.00000000    4.40416688   4.40416688
 B-3   22541NZJ1     0.00000000    4.44583360   4.44583360
  X    22541NYY9     0.00000000    0.00000000   0.00000000
  R    22541NZC6     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    905.37747074
 A-2  0.00000000    942.16320066
A-IO  0.00000000    920.10923812
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    940.63651240
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance                  356,538,521  242,284,147     598,822,668
     Scheduled Principal               259,425      198,832         458,257
     Prepayments (Incls Curtail)     7,597,884    2,868,660      10,466,544
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      7,857,309    3,067,492      10,924,801
     Net Realized Losses                     0            0               0
Ending Balance                     348,681,212  239,216,655     587,897,867
Ending Count                             2,567        1,419           3,986

Aggregate End Coll Bal             348,681,212  239,216,655     587,897,867

Ending Overcollateralization Amount                               4,940,381

Prefunding Account:
Beginning Balance                            0            0               0
Subsequent Transfer                          0            0               0
Added to available cert prin                 0            0               0
Amount in Prefund Acct                       0            0               0

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      2,294,294    1,449,204       3,743,498
Less RAIS                                    0        1,667           1,667
Less NPPIS                                   0            0               0
Less Non Recov. Advances			   0        1,129           1,129
                                     2,294,294    1,446,407       3,740,702

Capitalized Interest Account:
Beginning Balance                                                         0
less: Cap Int Require                        0            0               0
less: W/draw Overfund Int Amt to Depositor                                0
Ending Balance                                                            0

Servicing Fee                          139,608       94,769         234,378
Trustee Fee                              1,248          848           2,096
Credit Risk Manager Fee                  5,200        3,533           8,733
LPMI                                         0           29              29
Back-Up Servicing Fee		           8,913	      6,053	         14,966

Current Advances as of determination date                         1,216,498
Outstanding Advances  (end of prior calendar month)                 884,259

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     62             8,012,535     23         2,742,683
Grp 2     48             7,173,775     15         2,489,674
Total     110           15,186,310     38         5,232,358
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      9             1,380,891
Grp 2      7               886,509
Total     16             2,267,399
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,567         348,681,212
Grp 2    1,419         239,216,655
Total    3,986         587,897,867

     Foreclosure
Grp 1    Count              Balance
Grp 2     29             3,499,896
Total      8             1,437,199
          37             4,937,095
     Bankruptcy
         Count              Balance
Grp 1     16             2,166,934
Grp 2      5               837,834
Total     21             3,004,768

                   REO
         Count              BalanceMarket Value
Grp 1      2               247,920     214,900
Grp 2      0                     0           0
Total      2               247,920     214,900

# of Loans for which Prepay Prems were collected                         47
Prin Bal of Loans for which Prepay Prems were collected           7,296,522
Current amount of Prepayment Premiums                               259,527

Current Delinquency Rate (60+days)                                  2.66875%
Rolling Three Month Delinquency Rate (60+days)                      1.97437%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                         41,851

Weighted Average Term to Maturity of Mortgage Loans                     347
Weighted Average Gross Coupon of Mortgage Loans                     7.97387%
Weighted Average Net Coupon of Mortgage Loans                       7.45222%

Aggregate number of Mortgage Loans in the pool                        3,986

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      17.09462%

Net Excess Spread                                                   2.66083%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                    0
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                       0
     Target Amt for the preceding Dist Date                       5,758,534




     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA as Trustee